Exhibit 24


                             POWER OF ATTORNEY


    The undersigned, a Director and/or Officer of Iowa-Illinois Gas and Electric Company, an Illinois corporation, does hereby constitute and appoint S. J. Bright, L. E. Cooper, and K. M. Giger his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement under the Securities Act of 1933, as amended, with respect to 300,000 of the Company's Common Shares, $1 par value, and a like number of Common Share Purchase Rights for issuance and sale under the Company's Savings Plan and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 31st day of March, 1995.

                        /s/ John W. Colloton
                        JOHN W. COLLOTON

                                                      Exhibit 24


                             POWER OF ATTORNEY


    The undersigned, a Director and/or Officer of Iowa-Illinois Gas and Electric Company, an Illinois corporation, does hereby constitute and appoint S. J. Bright, L. E. Cooper, and K. M. Giger his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement under the Securities Act of 1933, as amended, with respect to 300,000 of the Company's Common Shares, $1 par value, and a like number of Common Share Purchase Rights for issuance and sale under the Company's Savings Plan and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 31st day of March, 1995.

                        /s/ Frank S. Cottrell
                        FRANK S. COTTRELL

                                                      Exhibit 24


                             POWER OF ATTORNEY


    The undersigned, a Director and/or Officer of Iowa-Illinois Gas and Electric Company, an Illinois corporation, does hereby constitute and appoint S. J. Bright, L. E. Cooper, and K. M. Giger his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement under the Securities Act of 1933, as amended, with respect to 300,000 of the Company's Common Shares, $1 par value, and a like number of Common Share Purchase Rights for issuance and sale under the Company's Savings Plan and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 30th day of March, 1995.

                        /s/ William C. Fletcher
                        WILLIAM C. FLETCHER

                                                      Exhibit 24


                             POWER OF ATTORNEY


    The undersigned, a Director and/or Officer of Iowa-Illinois Gas and Electric Company, an Illinois corporation, does hereby constitute and appoint S. J. Bright, L. E. Cooper, and K. M. Giger his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement under the Securities Act of 1933, as amended, with respect to 300,000 of the Company's Common Shares, $1 par value, and a like number of Common Share Purchase Rights for issuance and sale under the Company's Savings Plan and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 30th day of March, 1995.

                        /s/ Mel Foster, Jr.
                        MEL FOSTER, JR.

                                                      Exhibit 24


                             POWER OF ATTORNEY


    The undersigned, a Director and/or Officer of Iowa-Illinois Gas and Electric Company, an Illinois corporation, does hereby constitute and appoint S. J. Bright, L. E. Cooper, and K. M. Giger his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement under the Securities Act of 1933, as amended, with respect to 300,000 of the Company's Common Shares, $1 par value, and a like number of Common Share Purchase Rights for issuance and sale under the Company's Savings Plan and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 30th day of March, 1995.

                        /s/ Nancy L. Seifert
                        NANCY L. SEIFERT

                                                      Exhibit 24


                             POWER OF ATTORNEY


    The undersigned, a Director and/or Officer of Iowa-Illinois Gas and Electric Company, an Illinois corporation, does hereby constitute and appoint S. J. Bright, L. E. Cooper, and K. M. Giger his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement under the Securities Act of 1933, as amended, with respect to 300,000 of the Company's Common Shares, $1 par value, and a like number of Common Share Purchase Rights for issuance and sale under the Company's Savings Plan and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 31st day of March, 1995.

                        /s/ S. E. Shelton
                        S. E. SHELTON

                                                      Exhibit 24


                             POWER OF ATTORNEY


    The undersigned, a Director and/or Officer of Iowa-Illinois Gas and Electric Company, an Illinois corporation, does hereby constitute and appoint S. J. Bright, L. E. Cooper, and K. M. Giger his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement under the Securities Act of 1933, as amended, with respect to 300,000 of the Company's Common Shares, $1 par value, and a like number of Common Share Purchase Rights for issuance and sale under the Company's Savings Plan and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 29th day of March, 1995.

                        /s/ W. Scott Tinsman
                        W. SCOTT TINSMAN

                                                      Exhibit 24


                             POWER OF ATTORNEY


    The undersigned, a Director and/or Officer of Iowa-Illinois Gas and Electric Company, an Illinois corporation, does hereby constitute and appoint S. J. Bright, L. E. Cooper, and K. M. Giger his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement under the Securities Act of 1933, as amended, with respect to 300,000 of the Company's Common Shares, $1 par value, and a like number of Common Share Purchase Rights for issuance and sale under the Company's Savings Plan and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

    Dated this 30th day of March, 1995.

                        /s/ L. L. Woodruff
                        L. L. WOODRUFF